ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.


                                             /s/ Arthur Andersen LLP
                                             -------------------------------
                                             ARTHUR ANDERSEN LLP


Roseland, New Jersey
November 26, 1997